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                                 EXHIBIT 10.6
                                 ------------

                           FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("First Amendment") is effective as of January 1, 1996, by and between SKW II Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), and DepoMed, Inc., a California corporation ("Tenant").

                                    RECITALS
                                    --------

     A.  Original Lease.  Pursuant to that certain Lease dated as of September
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2, 1992 (the "Original Lease"), Landlord's predecessor-in-interest, 1170 Chess
Drive Limited Partnership, a Texas limited partnership, leased to Tenant's predecessor in interest, DepoMed Systems, Inc., a California corporation, certain premises consisting of approximately 3,300 rentable square feet commonly known as and located at 1170 B Chess Drive, Foster City, California (the "Premises"), more particularly described in the Original Lease. Unless defined otherwise in this First Amendment, all defined terms used in this First Amendment shall have the same meaning and definition as given them in the Original Lease.

     B.  Lease.  The Original Lease, as amended by this First Amendment, shall
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be referred to herein as the "Lease."

     C.  Purpose.  Landlord and Tenant desire to amend the Original Lease as
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more fully set forth herein.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree that the Original Lease shall be amended as follows:

     1.  Term.  The Basis Lease Information and paragraph 3 of the Original
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Lease are hereby amended by addition of the following:

          The term of the Lease is extended for a period of 36 months, commencing March 1, 1996 and terminating February 28, 1999.

     2.   Base Rent.  The Basic Lease Information and paragraphs 6 and 38 of the
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Original Lease are hereby amended by addition of the following:
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          The Base Rent for the Premises payable by Tenant hereunder shall be as follows:

          Monthly Period         Monthly Rate           Base Rent Per Month
          --------------         ------------           -------------------

          03/01/96-02/28/97      $0.96 NNN/Square Feet  $3,168.00
          03/01/97-02/28/98      $0.98 NNN/Square Feet  $3,234.00
          03/01/98-02/28/99      $1.00 NNN/Square Feet  $3,300.00

     3.   Tenant Improvements.  Paragraph 39 of the Original Lease is deleted in
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its entirety and the following is substituted in its place:

          Tenant shall lease the Premises in an "as-is, where-is" condition, with all faults.

     4.   Landlord's Address.  The paragraph in the Basis Lease Information of
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the Original Lease entitled "Landlord's Address" is deleted in its entirety and the following is substituted in its place:

          Landlord's Address:  SKW II Real Estate Limited
                               Partnership
                               c/o Lincoln Property Company
                               101 Lincoln Centre Drive
                               Foster City, California 94404-1167
                               Telephone:  (415) 571-2200
                               Facsimile:  (415) 571-2211

     5.   Brokers.  The paragraph in the Basis Lease Information of the Original
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Lease entitled "Broker" is deleted in its entirely and the following is substituted in its place:

          Broker: CB Commercial and Lincoln Property Company. Landlord shall pay a brokerage commission to Broker in accordance with a separate agreement between Landlord and Broker. Tenant hereby makes to Landlord the warranty set forth in paragraph 36 of the Original Lease with respect to the Broker referenced above.

     6.   Security Deposit.  Landlord and Tenant hereto acknowledge and agree
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that upon execution of this First Amendment, Landlord is holding a deposit in the sum of $3,389.00 as security for the performance and observance by Tenant of all Tenant's obligations under the Original Lease.

     7.   Full Force And Effect.  Except as expressly provided in this First
          ---------------------
Amendment, the Original Lease shall remain in full force and effect for the entire remaining Term and any extensions thereof, and the terms and provisions of the Original Lease shall remain unchanged except as modified by this First Amendment.

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     8.   First Amendment Shall Prevail.  In the event of any conflict or
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inconsistency between the terms and provisions of the Original Lease and the terms and provisions of this First Amendment,the terms and provisions of this First Amendment shall prevail.


     IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date first set forth above.


LANDLORD;                                TENANT:


SKW II REAL ESTATE LIMITED               DEPOMED, INC.
PARTNERSHIP, a Delaware limited          a California corporation
partnership



By:  SKW II GEN-PAR, INC.,               By: /s/  John W. Shell
     a Delaware corporation, General         --------------------
     Partner
                                         Name:   John W. Shell
                                                 -------------

                                         Title:  President
                                                 ---------


By: /s/ Derrick E. McGavis
    ------------------------------
    Derrick E. McGavic
    Assistant Vice President

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